SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                    ------------------------------------------
                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of report (Date of earliest event reported):
December 22, 1998 (December 21, 1998)
-----------------------------------------------

                         SILVER SCREEN PARTNERS IV, L.P.
                        -------------------------------
                        (A Delaware Limited Partnership)
                  (Exact name of registrant as specified in its
               Certificate and Agreement of Limited Partnership)

Delaware                               0-17713                   06-1236433
-------------------------------        --------------            --------------
(State or other jurisdiction of        Commission                (I.R.S.
incorporation or organization)         File No.                  Employer
                                                                 Identification
                                                                 No.)


c/o Chelsea Piers, Pier 62 - Suite 300
New York, New York  10011                         10011
---------------------------------------           ------------------
(Address of Principal Executive Offices)          (Zip Code)


Registrant's telephone number, including area code (212) 336-6700

Item 5.    Other Events.
-----------------------

     Silver Screen Management Services Inc., the managing general partner of Silver Screen Partners IV, L.P. (the "Partnership"), filed a Certificate of Cancellation with the Secretary of State of the State of Delaware in the name and on behalf of the Partnership to formally terminate the legal existence of the Partnership effective as of December 21, 1998. The Partnership has distributed its assets and has been dissolved in accordance with the terms of its Agreement of Limited Partnership. A copy of the certificate of cancellation is attached hereto as Exhibit 99.1.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits.
-----------------------------------------------------------------------------

              (a) Exhibits:

               Exhibit 99.1 --          Certificate of  Cancellation  filed with
                                        the Secretary of State of the State of Delaware effective as of December 21, 1998.

                                   SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            SILVER SCREEN PARTNERS IV, L.P.,
                                            a Delaware Limited Partnership


                                            By   SILVER SCREEN MANAGEMENT
                                                   SERVICES, INC.,
                                                 Managing General Partner

                                            By  /s/ Roland W. Betts
                                                 -------------------------------
                                                 Roland W. Betts
                                                 President/Treasurer
Dated:  December 22, 1998